                                    NOTICE *

        THE PURPOSE OF THIS POWER OF ATTORNEY IS TO GIVE THE PERSON YOU
DESIGNATE (YOUR "AGENT") BROAD POWERS TO HANDLE YOUR PROPERTY, WHICH MAY INCLUDE
POWERS TO SELL OR OTHERWISE DISPOSE OF ANY REAL OR PERSONAL PROPERTY WITHOUT
ADVANCE NOTICE TO YOU OR APPROVAL BY YOU.

        THIS POWER OF ATTORNEY DOES NOT IMPOSE A DUTY ON YOUR AGENT TO EXERCISE
GRANTED POWERS, BUT WHEN POWERS ARE EXERCISED, YOUR AGENT MUST USE DUE CARE TO
ACT FOR YOUR BENEFIT AND IN ACCORDANCE WITH THIS POWER OF ATTORNEY.

        YOUR AGENT MAY EXERCISE THE POWERS GIVEN HERE THROUGHOUT YOUR LIFETIME,
EVEN AFTER YOU BECOME INCAPACITATED, UNLESS YOU EXPRESSLY LIMIT THE DURATION OF
THESE POWERS OR YOU REVOKE THESE POWERS OR A COURT ACTING ON YOUR BEHALF
TERMINATES YOUR AGENT'S AUTHORITY.

        YOUR AGENT MUST ACT IN ACCORDANCE WITH YOUR REASONABLE EXPECTATIONS TO
THE EXTENT ACTUALLY KNOWN BY YOUR AGENT AND, OTHERWISE, IN YOUR BEST INTEREST,
ACT IN GOOD FAITH AND ACT ONLY WITHIN THE SCOPE OF AUTHORITY GRANTED BY YOU IN
THE POWER OF ATTORNEY.

        THE LAW PERMITS YOU, IF YOU CHOOSE, TO GRANT BROAD AUTHORITY TO AN AGENT
UNDER POWER OF ATTORNEY, INCLUDING THE ABILITY TO GIVE AWAY ALL OF YOUR PROPERTY
WHILE YOU ARE ALIVE OR TO SUBSTANTIALLY CHANGE HOW YOUR PROPERTY IS DISTRIBUTED
AT YOUR DEATH. BEFORE SIGNING THIS DOCUMENT, YOU SHOULD SEEK THE ADVICE OF AN
ATTORNEY AT LAW TO MAKE SURE YOU UNDERSTAND IT.

        A COURT CAN TAKE AWAY THE POWERS OF YOUR AGENT IF IT FINDS YOUR AGENT IS
NOT ACTING PROPERLY.

        THE POWERS AND DUTIES OF AN AGENT UNDER A POWER OF ATTORNEY ARE
EXPLAINED MORE FULLY IN 20 PA.C.S. CH. 56.

        IF THERE IS ANYTHING ABOUT THIS FORM THAT YOU DO NOT UNDERSTAND, YOU
SHOULD ASK A LAWYER OF YOUR OWN CHOOSING TO EXPLAIN IT TO YOU.

        I HAVE READ OR HAD EXPLAINED TO ME THIS NOTICE, AND I UNDERSTAND ITS
CONTENTS.

/s/ Mark F. Strauss                          January 19, 2016
-----------------------------------          -----------------------------------
Mark F. Strauss, Principal                   Date

* This form of Notice is prescribed by law. This Power of Attorney only pertains to granting authority to execute and deliver Forms 3, 4 and 5 in accordance with
Section 16(a) of the Securities Exchange Act of 1934, and does not give any agent power to handle any other property.

                                 ACKNOWLEDGMENT

        I have read the attached Power of Attorney and am the person identified as the agent for the principal. I hereby acknowledge when I act as agent:

        I shall act in accordance with the principal's reasonable expectations to the extent actually known by me and, otherwise, in the principal's best interest, act in good faith and act only within the scope of authority granted to me by the principal in the power of attorney.

/s/ Daniel R. Stolzer                        January 20, 2016
-----------------------------------          -----------------------------------
Daniel R. Stolzer, Agent                     Date

/s/ Mark A. Crowe                            January 19, 2016
------------------------------------         -----------------------------------
Mark A. Crowe, Agent                         Date

/s/ John R. Merva                            January 19, 2016
------------------------------------         -----------------------------------
John R. Merva, Agent                         Date

POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby constitutes and appoints each of Daniel R. Stolzer, Mark A. Crowe and John R. Merva signing singly, the undersigned's true and lawful attorney-in-fact to:

(1) execute for and on behalf of the undersigned, in the undersigned's capacity as an officer and/or director of Fulton Financial Corporation (the "Company"),
Forms 3, 4, and 5 in accordance with Section 16(a) of the Securities Exchange
Act of 1934 and the rules thereunder;

(2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Form 3, 4, or 5, complete and execute any amendment or amendments thereto, and file such form with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

(3) take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with Section 16 of the Securities Exchange Act of 1934.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4, and 5 with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 19th day of January, 2016.

Witness: /s/ Marianne Fasolina               Signature:  /s/ Mark F. Strauss
         ---------------------                           -----------------------
                                                            Mark F. Strauss
         /s/ Phyllis Mitchell-Clark
         --------------------------

Commonwealth of Pennsylvania       )
                                   ) ss.
County of Lancaster                )

Subscribed and sworn to me on this 19th day of January, 2016 before the undersigned, a Notary Public in and for the said county.

Notary Public:  /s/ Kris L. Young
                -----------------------------